Exhibit 10.10
PROMISSORY NOTE

$200,000.00	May _____, 2010
FOR VALUE RECEIVED, the undersigned (“Debtors”), hereby jointly and severally promise to pay to JRT Productions, Inc., a California corporation, or its assigns (“JRT”), the principal amount of $200,000.00 due to JRT by Debtors pursuant that certain Agreement and Plan of Merger, dated as of March 17, 2010 (the “Merger Agreement”; the terms defined therein are used herein as therein defined) and that certain Agreement for the Purchase and Sale of Stock, dated as of March 17, 2010 (the “Stock Exchange Agreement”), on the following terms and conditions:
1. Term. This Note shall be for a term of six (6) months and shall be due and payable, principal and interest, (a) at the expiration of six (6) months following the Closing Date or (b) upon occurrence of an event of Default and failure by Debtors to cure such Default pursuant to Paragraph 5 hereof, whichever is the earliest to occur (the “Due Date”).
2. Interest Rates. The principal amount of this Note shall accrue monthly interest at the rate of seven percent (7%) per annum, with such accrued and unpaid interest, if not previously paid in full to JRT, to be paid to JRT on the Due Date. If Debtors fail to pay the outstanding principal amount, accrued and unpaid interest or any other amount due under this Note on the Due Date, Debtors shall pay, in addition to such interest as may otherwise be due, default interest on each such overdue principal and interest amount, at the rate of ten percent (10%) per annum, which shall accrue monthly from the Due Date until such time as all unpaid amounts and default interest are paid in full.
3. Event of Default. The occurrence of any of the following shall constitute an Event of Default:
a. Failure to Timely Pay. The failure of Debtors to pay JRT the full amount of unpaid principal and accrued and unpaid interest on the principal on the Due Date.
b. Breach of Representations and Warranties. Breach of representations and warranties made by any of the Debtors pursuant to the Merger Agreement, the Ancillary Documents or the Stock Exchange Agreement.
c. Violation of Covenants. Violation or failure to honor any of the covenants, promises or agreements made by any of the Debtors pursuant to the Merger Agreement, the Ancillary Documents and the Stock Exchange Agreement.
d. Voluntary Bankruptcy or Insolvency Proceedings. Either of the Debtors (i) commences a voluntary case or any other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or similar law or consents to any appointment of or taking possession of its property by any official in any involuntary case or other proceeding commenced against it; (ii) applies for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (iii) is dissolved or liquidated in full or in part; (v) becomes insolvent (as such term may be defined or interpreted under any applicable statute); or (vi) takes any action for the purpose of effecting any of the foregoing.

e. Involuntary Bankruptcy or Insolvency Proceedings. (i) A proceeding for the appointment of a receiver, trustee, liquidator or custodian of either of the Debtors or of both or substantial part of property of any of the Debtors, or an involuntary proceeding or other proceedings seeking liquidation, reorganization or other relief with respect to either of the Debtors or their debts under any bankruptcy or insolvency law is commenced, and (ii) an order for relief is entered or such proceeding is not dismissed within thirty (30) days of commencement, whichever earliest.
4. Rights of JRT Upon Default. Upon the occurrence or existence of any Event of Default, and from the date of a written notice given by JRT to either of the Debtors, which notice shall set forth the nature of the Event of Default and the necessary actions to be taken by Debtors to cure such Default (“Notice of Default”), the Debtors shall have ten (10) calendar days to cure such Default (“Cure Period”). If the Default is not cured prior to the expiration of the Cure Period, the full amount of principal and accrued and unpaid interest due under this Note, plus any other amounts, including reasonable attorneys’ fees incurred by JRT in connection with enforcement of Debtors’ obligations under the Note, shall become due and payable.
5. Prepayment. The Debtors shall have the right, but not the obligation, to prepay this Note in whole or in part at any time prior to the Due Date. Any such prepayment shall be applied first, to the outstanding interest accrued and unpaid under the Note, and second, if the amount of prepayment exceeds the amount of the accrued and unpaid interest, to the payment of the principal amount owing under the Note.
6. Security Interest. This Note is secured by the JRT Collateral pursuant to the terms of the Merger Agreement and the JRT Pledge and Security Agreement.
7. Conversion. At any time and from time to time prior to the payment of all obligations under this Note in full, including the principal, the interest and the default interest, if any, JRT, in its sole discretion, shall have the right to convert all or any portion of this Note into fully paid and nonassessable shares of common stock (“Conversion Shares”) of ImaRx Therapeutics, Inc. (“ImaRx”) in accordance with the terms hereof (“Conversion Rights”):
a. Conversion Procedure. JRT may exercise the Conversion Rights every thirty (30) days following the Closing Date with respect to all or any portion of the obligations under this Note, but not less than $20,000 at a time, by sending to ImaRx, by facsimile, overnight or first class certified mail or email, a written notice of conversion (the “Conversion Notice”) in substantially the form attached as Exhibit A hereto. The Conversion Notice shall specify the amount to be converted (the “Conversion Amount”), the Conversion Price (as defined below) and the basis for calculation thereof (as provided herein), the date on which the Conversion Notice is sent (the “Conversion Date”), the name or names of person(s) in which the certificate or certificates for Conversion Shares shall be issued, and the manner in which the certificates shall be delivered. As promptly as practicable, but in no event later than seven (7) Business Days following the Conversion Date, ImaRx shall at its expense issue and deliver to JRT a certificate or certificates for the number of Conversion Shares equal to the Conversion Amount divided by the Conversion Price.

b. Conversion Price. “Conversion Price” shall mean the average of three (3) Trading Prices (as defined herein) for the Conversion Shares on the three (3) Trading Days immediately preceding the Conversion Date. “Trading Price” shall mean the intraday trading price on the Over-the-Counter Bulletin Board (the “OTCBB”) as reported by a reliable reporting service mutually acceptable to JRT and Debtors, or, if the OTCBB is not the principal trading market for the Conversion Shares, the intraday trading price of such Conversion Shares on the principal securities exchange or trading market where such Conversion Shares are listed or traded or, if no intraday trading price of such Conversion Share is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for such Conversion Shares that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for Conversion Shares in the manner provided above, the Trading Price shall be the fair market value of Conversion Shares as mutually determined by JRT and ImaRx. “Trading Day” shall mean any day on which the Conversion Shares are traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Conversion Shares are then being traded.
c. Conversion Shares. All and any Conversion Shares issued to JRT upon the exercise of the Conversion Rights (i) shall be subject to the terms and conditions of the Registration Rights Agreement (as defined in the Merger Agreement), and be included in the definition of Registrable Shares under the Registration Rights Agreement; and (ii) shall be subject to the Put Rights (as defined in the Stock Exchange Agreement), and shall be included in the definition of the Subject Shares for purposes of Section 7.6 thereof.
8. Assignment and Transfer. This Note shall be freely assignable and transferrable by JRT, subject to the prior written notice to the Debtors.
9. No Modification. No modification or waiver of any term of this Note shall be allowed unless by written agreement signed by the parties hereto. No waiver of any breach or Default hereunder shall be deemed a waiver of any subsequent breach or Default of the same or similar nature.
10. Severability. In the event that any provision of this Note or any portion thereof is deemed unenforceable, all other provisions shall remain in full force and effect.
11. Notices. Any notice required or permitted to be given hereunder shall be governed by Section 10.3 of the Merger Agreement.
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Each Debtor, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

IMARX THERAPEUTICS, INC., a Delaware corporation		SYCAMORE FILMS, INC., a Nevada corporation

By:		By:

	Name:		Name:
	Title:		Title:

Exhibit A
Conversion Notice
This Conversion Notice is given pursuant to the terms of certain Note in the principal amount of $200,000, issued on April _____, 2010, by ImaRx Therapeutics, Inc., a Delaware corporation, and Sycamore Films, Inc., a Nevada corporation, in favor of JRT Productions, Inc., a California corporation.
The undersigned, being the holder of the Note referenced above, hereby elects to convert the obligations under the Note into the Conversion Shares as defined therein on the following terms and conditions:
Conversion Date [the date this Conversion Notice is sent]: _______________________
Conversion Amount [not less than $20,000]: _______________________
Conversion Price: [insert the result under item (iv)]  _______________________, calculated as the average of three (3) Trading Prices for the Conversion Shares on three (3) Trading Days preceding the Conversion Date:
(i) First Trading Price _______________________ on  _______________;
(ii) Second Trading Price _______________________ on _______________;
(iii) Third Trading Price _______________________ on _______________;
(iv) the sum of items (i) through (iii): _______________________;
(v) item (iv) divided by three (3): _______________________.
Name(s) and addresses of the person(s) in which names the Conversion Shares shall be registered or issued:
__________________________________________________________
__________________________________________________________
__________________________________________________________
__________________________________________________________
IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed as of the date hereof.

Name :	;	Signature: